Exhibit 10.1

SIXTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING
CREDIT AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of November 28, 2011, by and among WALKER & DUNLOP, LLC (the “Borrower”), BANK OF AMERICA, N.A., as credit agent (the “Credit Agent”), and the lenders party hereto (the “Lenders”).  Capitalized terms used herein without definition have the meanings specified therefor in that certain Amended and Restated Warehousing Credit and Security Agreement dated as of October 15, 2009, among the Borrower, the Credit Agent, and the Lenders, as amended (the “Loan Agreement”).

R E C I T A L S

The Borrower, the Credit Agent, and the Lenders desire to further amend the Loan Agreement on, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendments.  Effective as of the Effective Date, the Loan Agreement is amended as follows:

Clause (a) of Section 1.2 of the Loan Agreement is hereby amended by replacing the date “November 28, 2011” where it appears therein with the date “November 26, 2012.”

2.                                       Acknowledgments by Borrower.  The Borrower acknowledges, confirms and agrees that:

(a)                                  This Amendment is a Loan Document, and all references in any Loan Document to the Borrower’s Obligations shall mean and include the Obligations as amended by this Amendment.

(b)                                 Except as provided herein, the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect, and the Borrower hereby (x) ratifies, confirms and reaffirms all and singular of the terms and conditions of the Loan Agreement and the other Loan Documents, and (y) represents and warrants that:

(i)                                     No Default or Event of Default exists as of the date the Borrower executes this Amendment, nor will a Default or Event of Default exist as of the Effective Date.

(ii)                                  The representations and warranties made by the Borrower in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof, and will be true and correct as of the Effective Date, except as to (1) matters which speak to a specific date, (2) changes in the ordinary course to the extent permitted and contemplated by the Loan Agreement, and (3) as reflected in the updated Exhibits annexed to this Amendment.

(iii)                               The Borrower has the power and authority and legal right to execute, deliver and perform this Amendment, has taken all necessary action to authorize the execution, delivery, and performance of this Amendment, and the person executing and delivering this Amendment on behalf of the Borrower is duly authorized to do so.

(iv)                              This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

(v)                                 Exhibits D, E, F, G, H, J, and K attached hereto are true, correct, and complete updates as of the Effective Date of the corresponding Exhibits to the Loan Agreement.

(c)                                  The Borrower shall promptly pay upon receipt of an invoice or statement therefor the reasonable attorneys’ fees and expenses and disbursements incurred by the Credit Agent and the Lenders in connection with this Amendment and any prior matters involving the Loan.

(d)                                 The Borrower acknowledges that it has no defenses, set offs or counterclaims with respect to any of its obligations to the Credit Agent or the Lenders, and hereby releases, waives, and forever relinquishes all claims, demands, obligations, liabilities, and causes of action whatever kind or nature, whether known or unknown, which it has or may have as of the date hereof and as of the Effective Date against the Credit Agent or any Lender, or their respective affiliates, officers, directors, employees, agents, attorneys, independent contractors, and predecessors, together with their successors and assigns, directly or indirectly arising out of or based upon any matter connected with the Loan Agreement or the administration thereof or the obligations created thereby (including pursuant to this Amendment).

3.                                       Conditions Precedent.  This Amendment shall be effective upon the satisfaction by the Borrower of, or written waiver by the Credit Agent and the Lenders of, the following conditions and any other conditions set forth in this Amendment, by no later than 4:00 p.m. (Boston time) on the date of this Amendment, as such time and date may be extended in writing by the Credit Agent and the Lenders, in their sole discretion (with the date, if at all, by which such conditions have been satisfied or waived being referred to herein as, the “Effective Date”), failing which this Amendment and all related documents shall be null and void at the option of the Credit Agent and the Lenders:

(a)                                  Delivery by the Borrower to the Credit Agent and each Lender of the following:

(i)                                     This Amendment, duly executed by the Borrower, the Credit Agent and each Lender.

(ii)                                  Such certificates of resolutions or other actions, incumbency certificates and/or other certificates of an authorized officer the Borrower as the Credit Agent may require evidencing (A) the authority of the Borrower to enter into this Amendment and any other documents to be executed and delivered in connection herewith, and (B) the identity, authority and capacity of each officer of the Borrower authorized to act on its behalf in connection with this Amendment and the other Loan Documents.

(iii)                               A copy of the Operating Agreement of the Borrower, as amended and in effect as of the Effective Date certified by an appropriate officer thereof.

(iv)                              An opinion of counsel to the Borrower in form and substance satisfactory to the Credit Agent.

(v)                                 Such other documents as the Credit Agent or any Lender reasonably may require, duly executed and delivered.

(b)                                 No Default or Event of Default shall have occurred and be continuing.

(c)                                  The representations and warranties of the Borrower contained in this Agreement or in any document, instrument, or agreement delivered or to be delivered in connection with this Agreement (i) shall have been true and correct in all material respects on the date that such representations and warranties were made, and (ii) shall be true and correct in all material respects on the Effective Date as if made on and as of such date.

(d)                                 In addition to all other expense payment and reimbursement obligations of the Borrower under the Loan Agreement and other Loan Documents, the Borrower will, promptly following their receipt of an appropriate invoice therefor, pay or reimburse the Credit Agent and each Lender for all of their respective reasonable out of pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses and disbursements) incurred in connection with the preparation of this Amendment and any other documents in connection herewith and the matters addressed in and contemplated by, this Amendment.

(e)                                  The Borrower shall have executed and delivered to (i) the Credit Agent, and (ii) the Lenders, separate Fee Letters, in form and substance acceptable to the Credit Agent and the Lenders, respectively, and the Credit Agent and the Lenders shall have received payment in immediately available funds of all amounts payable thereunder in connection with this Amendment.

4.                                       Miscellaneous.

(a)                                  This Amendment shall be governed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to conflict of laws principles) as an instrument under seal.

(b)                                 This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Signatures transmitted electronically (including by fax or e-mail) shall have the same legal effect as originals, but each party nevertheless shall deliver original signed counterparts of this Amendment to each other party, upon request.

(c)                                  This Amendment constitutes the complete agreement among the Borrower, the Credit Agent, and the Lenders with respect to the subject matter of this Amendment and supersedes all prior agreements and understanding relating to the subject matter of this Amendment, and may not be modified, altered, or amended except in accordance with the Loan Agreement.

(d)                                 Time is of the essence with respect to all aspects of this Amendment.

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Executed as a sealed instrument as of the date first above written.

WALKER & DUNLOP, LLC

By:	/s/ Deborah A. Wilson
Name:	Deborah A. Wilson
Title:	Executive Vice President, CFO and Treasurer

BANK OF AMERICA, N.A., as Credit Agent and a Lender

By:	/s/ Jane E. Huntington
Name:	Jane E. Huntington
Title:	Senior Vice President

TD BANK, N.A., as a Lender

By:	/s/ William J. Olsen
Name:	William J. Olsen
Title:	Senior Vice President